UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2026

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 and Item 3.03 below is hereby incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Note Modification and Conversion Agreement

On April 24, 2026, Profusa, Inc. (the “Company”) entered into that certain Note Modification and Conversion Agreement (the “Agreement”) with NorthView Sponsor I LLC (the “Holder”), to amend that certain Promissory Note dated as of April 27, 2023, as amended and restated on January 8, 2024 and as further amended on May 31, 2024 and March 20, 2026 (as so amended, the “Note”), in the original principal amount of up to $2,500,000.

Pursuant to the Agreement, the Note was amended to provide for the following terms: (i) the outstanding principal amount of the Note is $1,869,796; (ii) the Note is non-interest bearing; (iii) the maturity date is December 31, 2026; and (iv) the Holder has the option to convert all or any portion of the outstanding principal balance of the Note into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at any time, or from time to time, following the effectiveness of a registration statement registering the resale of the shares issuable upon conversion (the “Conversion Shares”). The conversion price per share is equal to the greater of (i) ninety-five percent (95%) of the closing price of the Common Stock on the applicable conversion date and (ii) $0.35 per share. The number of Conversion Shares issuable upon conversion shall be determined by dividing the principal amount being converted by the conversion price. The conversion is subject to a beneficial ownership limitation of 4.99% of the outstanding shares of Common Stock.

The foregoing description of the Agreement is summary in nature and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Amendment No. 1 to Note Modification and Conversion Agreement

On April 29, 2026, the Company entered into Amendment No. 1 to the Note Modification and Conversion Agreement (the “Amendment”) with the Holder, to amend the Agreement described above. Pursuant to the Amendment, the Agreement was amended to (i) add a covenant restricting the issuance of Conversion Shares in excess of 19.99% of the number of shares of Common Stock issued and outstanding as of the date of the Agreement (the “Exchange Cap”) unless and until the Company obtains stockholder approval in accordance with the applicable rules and regulations of Nasdaq (“Stockholder Approval”) or an exception to such Stockholder Approval requirements is available, and (ii) require the Company to seek Stockholder Approval at a meeting of stockholders (or by written consent) within 90 days following the date of the Amendment, and every four months thereafter if not obtained.

The foregoing description of the Amendment is summary in nature and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 28, 2026, the Company received written notification from the Nasdaq Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company had not regained compliance with Nasdaq Listing Rule 5450(b)(1)(C), which requires companies listed on The Nasdaq Global Market to maintain a minimum market value of publicly held shares of $15,000,000 (the “MVPHS Rule”). The Staff originally notified the Company of this deficiency on October 27, 2025, and in accordance with Listing Rule 5810(c)(3)(D), provided the Company 180 calendar days, or until April 27, 2026, to regain compliance. The Company did not regain compliance by the deadline. The Nasdaq Hearings Panel (the “Panel”) will consider this matter in connection with its pending decision regarding the Company’s separate deficiencies under Nasdaq Listing Rule 5450(a)(1) and 5450(b)(2)(a), which require companies listed on The Nasdaq Global Market to maintain a minimum closing bid price of $1.00 per share (the “Bid Price Rule”) and a minimum market value of listed securities of $50 million (the “MVLS Rule”).

In connection with the April 28, 2026 deficiency letter described above, the Company has been provided with an opportunity to present its views regarding the deficiency under the MVPHS Rule to the Panel in writing no later than May 5, 2026. The Company intends to respond to the Panel and address the deficiency under the MVPHS Rule in its written submission. There can be no assurance that the Panel will grant the Company’s request for continued listing.

Item 3.03. Material Modifications to Rights of Security Holders.

On April 29, 2026, the Company and Ascent Partners Fund LLC (the “Holder”) entered into an amendment (the “Amendment”) to that certain Warrant to Purchase Shares of Common Stock of the Company, dated as of April 20, 2026 (the “Warrant”). The Warrant was issued in connection with a Securities Purchase Agreement, dated as of February 11, 2025, between the Company and the Holder.

The Warrant entitles the Holder to purchase up to 3,333,333 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $0.50 per share, subject to adjustment, exercisable until April 20, 2031. The Warrant is subject to the terms and conditions set forth therein, including provisions relating to exercise procedures, adjustments upon certain corporate events, and notices.

Pursuant to the Amendment, Section 4 (Treatment of Consideration in Fundamental Transactions) of the Warrant was deleted in its entirety and replaced with “Reserved.” Prior to the Amendment, Section 4 provided that (a) in certain Fundamental Transactions where the consideration payable to holders of the underlying securities consisted solely of cash and marketable securities and exceeded the exercise price, the Warrant would automatically convert into the right to receive the net consideration that would have been payable on the underlying shares, and (b) in other Fundamental Transactions, the acquiring or successor entity would assume the Warrant and the Company’s obligations thereunder. As a result of the Amendment, the Warrant no longer contains these automatic conversion or assumption provisions with respect to Fundamental Transactions. All other provisions of the Warrant remain in full force and effect.

The foregoing description of the Amendment is summary in nature and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Note Modification and Conversion Agreement, dated as of April 24, 2026, by and between Profusa, Inc. and NorthView Sponsor I LLC
10.2	Amendment No. 1 to Note Modification and Conversion Agreement, dated as of April 29, 2026, by and between Profusa, Inc. and NorthView Sponsor I LLC
10.3	Amendment to Warrant to Purchase Shares of Common Stock, dated April 29, 2026, issued by the Company to Ascent Partners Fund LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain information has been redacted from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and is the type of information that is treated as private or confidential by the Registrant. The Registrant hereby agrees to furnish an unredacted copy of the exhibit to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the outcome of the Panel’s pending decision regarding the Company’s compliance with the Bid Price Rule, MVLS Rule, and the MVPHS Rule, the Company’s ability to regain compliance with Nasdaq listing standards, the potential conversion of the Note into shares of Common Stock pursuant to the Note Modification and Conversion Agreement, and the effect of the Warrant Amendment on the Holder’s rights in connection with Fundamental Transactions. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties, many of which are beyond management’s control, that could cause actual results to differ materially from those described in the forward-looking statements, as well as risks relating to general economic conditions, market conditions, interest rates, and other factors. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 29, 2026	Profusa, Inc.

	By:	/s/ Ben Hwang
	Name:	Ben Hwang
	Title:	Chief Executive Officer

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